UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2016
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition.

On February 10, 2016, ACCO Brands Corporation (the "Company") announced its results for the period ended December 31, 2015. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's results, which is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report included under this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of the Company, dated February 10, 2016.

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "will," "believe," "expect," "intend," "anticipate," "estimate," "forecast," "project," 'plan," or similar expressions. In particular, our business outlook is based on certain assumptions, which we believe to be reasonable under the circumstances. These include, without limitation, assumptions regarding changes in the macro environment, fluctuations in foreign currency rates, changes in the competitive landscape and consumer behavior and the effect of consolidation in the office products industry, as well as other factors described below.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding whether to buy, sell or hold the Company’s securities. Our forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements in the future.

Among the factors that could affect our results or cause our plans, actions and results to differ materially from current expectations are: the concentration of our business with a relatively limited number of large and sophisticated customers; the consolidation of our customers, including the merger of Office Depot and OfficeMax in late 2013 and the proposed acquisition of Office Depot by Staples; shifts in the channels of distribution of our products; challenges related to the highly competitive business segments in which we operate, including, low barriers to entry, customers who have the ability to source their own private label products, limited retail space, competitors’ strong brands, competition from imports from a range of countries, including countries with lower production costs and from a wide range of products and services, including electronic, digital and web-based products that can render obsolete or less desirable some of our products; our ability to develop innovative products and expand our business into adjacent categories; our ability to meet the competitive challenges faced by our Computer Products business which is characterized by rapid technological change, short product life cycles and a dependency on the introduction by third party manufacturers of new equipment to drive demand for the accessories it sells; commercial and consumer spending decisions during periods of economic uncertainty or weakness; a failure of our information technology systems or supporting infrastructure or an information security breach; our ability to successfully expand our business in emerging markets which generally involve more financial, operational, legal and compliance risks and create exposure to unstable political conditions, civil unrest and economic volatility; our ability to grow profitably through acquisitions; our failure to comply with customer contracts; the impact of regulatory requirements, litigation, regulatory actions or other legal claims or proceedings; the risks associated with outsourcing production of certain of our products and information systems; the decline in the use of certain of our products, especially paper-based dated time management and productivity tools; risks associated with our substantial indebtedness, including our significant debt service obligations, limitations imposed by restrictive covenants and our ability to comply with financial ratios and tests; risks associated with seasonality, and foreign currency, interest rate and raw material and labor cost fluctuations; the impact of pension costs; any impairment of our goodwill or other intangible assets; the insolvency, bankruptcy or financial instability of our customers and suppliers; our ability to secure, protect and maintain our intellectual property rights; our ability to attract and retain key employees; the volatility of our stock price; material disruptions at one of our or our suppliers' major manufacturing or distribution facilities resulting from circumstances outside our control; and other risks and uncertainties described in "Part I, Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014, in "Part II, Item 1A. Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and in other reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	February 10, 2016	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

99.1	Press release, dated February 10, 2016.